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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A



                            CURRENT REPORT (AMENDED)


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 20, 1998



                                STERICYCLE, INC.
             (Exact name of registrant as specified in its charter)



              Delaware                 0-21229                 36-3640402
      (State or other juris-       (Commission file          (IRS employer
     diction of incorporation)          number)          identification number)



                         1419 Lake Cook Road, Suite 410
                            Deerfield, Illinois 60015
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (847) 945-6550




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ITEM 7.  Financial Statements and Exhibits





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         (b)    Pro Forma Financial Information

         Amended pro forma financial information is filed with this Report.

         (c)    Exhibits

         Amended pro forma financial information is filed as Exhibit 99.2 to this Report.

















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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:   January 7, 1999.


                                             STERICYCLE, INC.



                                             By   /s/ Frank J.M. ten Brink
                                                 -------------------------------
                                                  Frank J.M. ten Brink
                                                  Vice President, Finance
                                                  and Chief Financial Officer



















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                                 EXHIBIT INDEX

Exhibit  Description
-------  -----------

99.2     Stericycle, Inc. and Subsidiaries
         Unaudited Pro Forma Consolidated Financial Statements

         Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997 (Amended)

         Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 1998 (Amended)

         Unaudited Pro Forma Consolidated Balance Sheet at September 30, 1998 (Amended)







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